Expense Example, No Redemption (Vanguard Total Stock Market Index Fund Institutional)	Vanguard Total Stock Market Index Fund Vanguard Total Stock Market Index Fund - Institutional Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Total Stock Market Index Fund Vanguard Total Stock Market Index Fund - Institutional Plus Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	4	2
3 YEAR	13	6
5 YEAR	23	11
10 YEAR	51	26